Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ENACTED BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Kevin Rich, Chief Executive Officer and Principal Financial Officer of DB Commodity Services LLC, the Managing Owner of PowerShares DB Precious Metals Fund (the “Fund”), a series of PowerShares DB Multi-Sector Commodity Trust, hereby certifies pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Fund’s Quarterly Report on Form 10-Q for the period ended September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

/s/ Kevin Rich
Kevin Rich
Chief Executive Officer and Principal Financial Officer
November 13, 2007

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